UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2016

HEICO Corporation
(Exact name of registrant as specified in its charter)

Florida	1-4604	65-0341002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Taft Street, Hollywood, Florida	33021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 987-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

HEICO Corporation (the "Company") regrets to report the death of one of its directors, Samuel L. Higginbottom, who passed away on November 13, 2016. Mr. Higginbottom served on the Company's Board of Directors since 1989, where he chaired the Compensation Committee and the Nominating and Corporate Governance Committee. Director Mark H. Hildebrandt, who served as co-Chairman on both of these committees, will now serve as sole Chairman.

A copy of the Company's press release reporting the passing of Mr. Higginbottom is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

99.1	Press Release dated November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	November 14, 2016	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer